CONSOLIDATED STATEMENTS OF CASH FLOWS - USD ($)	12 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Cash flows from operating activities:
Net loss	$ (82,698)	$ (97,643)
Changes in operating liabilities:
IPO costs written off	20,012	75,435
(Increase)/decrease in account receivable	(892)	1,024
Increase/(decrease) in Accounts Payable	3,061	(15,000)
Net cash used in operating activities	(60,517)	(36,184)
Cash flows from financing activities:
Proceeds from issuance of ordinary shares	470,999	1,056
Payment of IPO costs	(20,012)	(33,435)
Amount due to a Director	(7,481)	2,904
Net cash provided by / (used from) financing activities	443,506	(29,475)
Net change in cash	382,989	(65,659)
Cash at the beginning of the year	54,462	120,121
Cash at the end of the year	437,451	54,462
Noncash investing and financing activities
Deferred offering costs